
                                EXHIBIT 99.(B)

                    PROGRESS CAPITAL HOLDINGS AND SUBSIDIARIES
                          CONSOLIDATING STATEMENT OF INCOME
                        For the year ended December 31, 1996
                                         (In millions)

                                          Progress            Advanced    Mid-                                Progress
                                           Capital Progress  Separation Continent Progress  Electric           Capital
                                          Holdings  Energy  Technologies Life Ins.Reinsurance  Fuels           Holdings
                                          Unconsol.  Corp.      Inc.     Company  Co., Ltd.   Corp.    Elim.   Consol.
                                           -------  -------  ----------  -------  ---------  -------  -------  -------
 REVENUES:
  Electric utility                            $0.0     $0.0        $0.0     $0.0       $0.0     $0.0     $0.0     $0.0
  Diversified                                  4.9      1.8        27.3    126.5        0.0    877.7     (5.2) 1,033.0
                                           -------  -------  ----------  -------  ---------  -------  -------  -------
                                               4.9      1.8        27.3    126.5        0.0    877.7     (5.2) 1,033.0
EXPENSES:                                  -------  -------  ----------  -------  ---------  -------  -------  -------
  Electric utility:
    Fuel used in generation                    0.0      0.0         0.0      0.0        0.0      0.0      0.0      0.0
    Purchased power                            0.0      0.0         0.0      0.0        0.0      0.0      0.0      0.0
    Energy conservation cost                   0.0      0.0         0.0      0.0        0.0      0.0      0.0      0.0
    Operations and maintenance                 0.0      0.0         0.0      0.0        0.0      0.0      0.0      0.0
    Depreciation                               0.0      0.0         0.0      0.0        0.0      0.0      0.0      0.0
    Taxes other than income taxes              0.0      0.0         0.0      0.0        0.0      0.0      0.0      0.0
                                           -------  -------  ----------  -------  ---------  -------  -------  -------
                                               0.0      0.0         0.0      0.0        0.0      0.0      0.0      0.0
                                           -------  -------  ----------  -------  ---------  -------  -------  -------
  Diversified:
    Cost of sales                              0.0      0.0        19.0    105.4        0.0    784.6      0.0    909.0
    Provision for loss on coal properties      0.0      0.0         0.0      0.0        0.0     40.9      0.0     40.9
    Other                                      1.6      3.9         3.6     18.2        0.1     31.7      0.0     59.1
                                           -------  -------  ----------  -------  ---------  -------  -------  -------
                                               1.6      3.9        22.6    123.6        0.1    857.2      0.0  1,009.0
                                           -------  -------  ----------  -------  ---------  -------  -------  -------
INCOME FROM OPERATIONS                         3.3     (2.1)        4.7      2.9       (0.1)    20.5     (5.2)    24.0
                                           -------  -------  ----------  -------  ---------  -------  -------  -------
INTEREST EXPENSE AND OTHER:
  Interest expense                            37.4      0.2         0.0      0.0        0.0     18.1    (18.4)    37.3
  Allowance for funds used
   during construction                         0.0      0.0         0.0      0.0        0.0      0.0      0.0      0.0
  Preferred dividend requirements
   of Florida Power                            0.0      0.0         0.0      0.0        0.0      0.0      0.0      0.0
  Gain on sale of business                   (44.2)     0.0         0.0      0.0        0.0      0.0      0.0    (44.2)
  Other expense (income), net                (26.5)     0.0        (0.1)     0.0        0.0      0.0     18.8     (7.8)
                                           -------  -------  ----------  -------  ---------  -------  -------  -------
                                             (33.3)     0.2        (0.1)     0.0        0.0     18.1      0.4    (14.7)
                                           -------  -------  ----------  -------  ---------  -------  -------  -------
INCOME FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES                         36.6     (2.3)        4.8      2.9       (0.1)     2.4     (5.6)    38.7
  Income taxes                                15.3     (0.9)        1.5      1.0        0.0      0.5      0.0     17.4
                                           -------  -------  ----------  -------  ---------  -------  -------  -------
NET INCOME FROM CONTINUING OPERATIONS         21.3     (1.4)        3.3      1.9       (0.1)     1.9     (5.6)    21.3
DISCONTINUED OPERATIONS, net of income tax   (26.3)     0.0         0.0      0.0        0.0      0.0      0.0    (26.3)
                                           -------  -------  ----------  -------  ---------  -------  -------  -------
                                             ($5.0)   ($1.4)       $3.3     $1.9      ($0.1)    $1.9    ($5.6)   ($5.0)
                                           =======  =======  ==========  =======   ========= =======  =======  =======

                                   EXHIBIT.99(B)

                    PROGRESS CAPITAL HOLDINGS AND SUBSIDIARIES
                             CONSOLIDATING BALANCE SHEET
                       For the year ended December 31, 1996
                                        (In millions)
                                                       Mid-                                 Progress
                                   Progress Progress Continent Progress  Electric           Capital
                                    Capital  Energy  Life Ins.Reinsurance  Fuels            Holdings
                                   Holdings   Corp.   Company  Co., Ltd.   Corp.    Elim.   Consol.
ASSETS                              -------  -------  -------  ---------  -------  -------    -------
PROPERTY, PLANT AND EQUIPMENT:
Electric utility plant in service
    and held for future use            $0.0     $0.0     $0.0       $0.0     $0.0     $0.0      $0.0
  Less: Accumulated depreciation        0.0      0.0      0.0        0.0      0.0      0.0       0.0
        Accumulated decommissioning
          for nuclear plant             0.0      0.0      0.0        0.0      0.0      0.0       0.0
          Accumulated dismantlement
          for fossil plants             0.0      0.0      0.0        0.0      0.0      0.0       0.0
                                    -------  -------  -------  ---------  -------  -------   -------
                                        0.0      0.0      0.0        0.0      0.0      0.0       0.0
   Consruction work in progress         0.0      0.0      0.0        0.0      0.0      0.0       0.0

   Nuclear fuel, net of amortization    0.0      0.0      0.0        0.0      0.0      0.0       0.0
                                     -------  -------  -------  ---------  -------  -------  -------
        Net electric utility plant      0.0      0.0      0.0        0.0      0.0      0.0       0.0

  Other property, net of depr.          0.0      0.2      2.5        0.0    288.6      0.0     291.3
                                    -------  -------  -------  ---------  -------  -------   -------
                                        0.0      0.2      2.5        0.0    288.6      0.0     291.3
                                    -------  -------  -------  ---------  -------  -------   -------
CURRENT ASSETS:
  Cash and equivalents                  0.8      0.0      4.0        0.6      0.4      0.0       5.8
  Accounts receivable, net              0.1      0.0      4.1        0.1     83.5      0.0      87.8
  Intercompany receivables            120.5      0.0      4.8        0.0     23.9   (125.3)     23.9
  Current portion of leases & loans     0.0      0.0      0.0        0.0      0.9      0.0       0.9
  Inventories, primar. at ave. cost:
    Fuel                                0.0      0.0      0.0        0.0     19.8      0.1      19.9
    Utility materials and supplies      0.0      0.0      0.0        0.0      0.0      0.0       0.0
    Diversified materials               0.0      0.0      0.0        0.0    125.5      0.0     125.5
  Underrecovery of fuel cost            0.0      0.0      0.0        0.0      0.0      0.0       0.0
  Other                                 0.6     (0.1)     0.0        0.1      5.4     (0.8)      5.2
                                    -------  -------  -------  ---------  -------  -------  -------
                                      122.0     (0.1)    12.9        0.8    259.4   (126.0)    269.0
                                    -------  -------  -------  ---------  -------  -------  -------
OTHER ASSETS:
  Investments:
    Leases & loans receivable, net     32.9      0.0     15.1        0.0     20.1      0.0      68.1
    Marketable securities               0.0      0.0    217.9        0.0      0.0      0.0     217.9
    Joint ventures and partnerships     5.6      8.9      0.0        0.0     24.6      0.1      39.2
    Invest in consol affiliates       460.4      0.0      0.0        0.0      0.0   (460.4)      0.0
    Nuclear plt decommissioning fnd     0.0      0.0      0.0        0.0      0.0      0.0       0.0
  Def ins policy acquisition costs      0.0      0.0    120.9        0.0      0.0      0.0     120.9
  Other                                 0.1      0.0     39.9        0.0     49.5     (0.3)     89.2
                                    -------  -------  -------  ---------  -------  -------  -------
                                      499.0      8.9    393.8        0.0     94.2   (460.6)    535.3
                                    -------  -------  -------  ---------  -------  -------  -------
                                     $621.0     $9.0   $409.2       $0.8   $642.2  ($586.6) $1,095.6
                                    =======  =======  =======  =========  =======  =======  =======

                                  EXHIBIT.99(B)

                    PROGRESS CAPITAL HOLDINGS AND SUBSIDIARIES
                             CONSOLIDATING BALANCE SHEET
                       For the year ended December 31, 1996
                                        (In millions)

                                                       Mid-                                  Progress
                                   Progress Progress Continent Progress  Electric            Capital
                                    Capital  Energy  Life Ins.Reinsurance  Fuels             Holdings
                                   Holdings   Corp.   Company  Co., Ltd.   Corp.    Elim.    Consol.
CAPITAL AND LIABILITIES             -------  -------  -------   --------- -------  -------     -------

COMMON STOCK EQUITY:
  Common stock                       $160.1     $7.4     $6.2       $2.8    $86.1   ($102.5)   $160.1
  Retained earnings                   (56.5)    (3.8)    80.3       (3.3)    90.5    (163.7)    (56.5)
  Unrealized loss on securities
    available for sale                 (0.6)     0.0     (0.6)       0.0      0.0       0.6      (0.6)
                                    -------  -------  -------   --------- -------  -------   -------
                                      103.0      3.6     85.9       (0.5)   176.6    (265.6)    103.0
CUMULATIVE PREF. STOCK OF FL PWR
    Without sinking funds               0.0      0.0      0.0        0.0      0.0       0.0       0.0
    With sinking funds                  0.0      0.0      0.0        0.0      0.0       0.0       0.0

LONG-TERM DEBT                        473.4      0.0      0.0        0.0    282.2    (275.1)    480.5
                                    -------  -------  -------   --------- -------  -------   ---------
TOTAL CAPITAL                         576.4      3.6     85.9       (0.5)   458.8    (540.7)    583.5
                                    -------  -------  -------   --------- -------  -------   -------
CURRENT LIABILITIES:
  Accounts payable                      0.5      0.0      0.0        0.1     75.6       0.0      76.2
  Intercompany payables                 8.2      6.3      0.0        0.0     34.6     (45.1)      4.0
  Customers' deposits                   0.0      0.0      0.0        0.0      0.0       0.0       0.0
  Income taxes payable                 17.4      0.0     (0.8)       0.0      0.0      (0.9)     15.7
  Accrued interest                      7.7      0.0      0.0        0.0      0.4       0.0       8.1
  Other                                 0.3      0.3     17.1        0.0     15.8       0.1      33.6
                                    -------  -------  -------   --------- -------  -------   -------
                                       34.1      6.6     16.3        0.1    126.4     (45.9)    137.6
  Notes payable                         0.0      0.0      0.0        0.0      0.0       0.0       0.0
  Current portion of long-term debt    10.0      0.0      0.0        0.0      3.6       0.0      13.6
                                    -------  -------  -------   --------- -------  -------   -------
                                       44.1      6.6     16.3        0.1    130.0     (45.9)    151.2
                                    -------  -------  -------   --------- -------  -------   -------
DEFERRED CREDITS AND
OTHER LIABILITIES:
  Deferred income taxes                (1.4)    (1.2)   (19.5)       0.0     33.7       0.0      11.6
  Unamortized investment tax credit     0.0      0.0      0.0        0.0      0.7       0.0       0.7
  Insurance policy benefit reserves     0.0      0.0    325.3        0.0      0.0       0.0     325.3
  Other postretirement benefit
    reserves                            0.0      0.0      1.2        0.0      1.3       0.0       2.5
  Other                                 1.9      0.0      0.0        1.2     17.7       0.0      20.8
                                    -------  -------  -------   --------- -------  -------   -------
                                        0.5     (1.2)   307.0        1.2     53.4       0.0     360.9
                                    -------  -------  -------   --------- -------  -------   -------
                                     $621.0     $9.0   $409.2       $0.8   $642.2   ($586.6) $1,095.6
                                    =======  =======  =======   ========= =======  =======   =======


                                  EXHIBIT 99.(B)

                     PROGRESS CAPITAL HOLDINGS AND SUBSIDIARIES
                    CONSOLIDATING STATEMENT OF RETAINED EARNINGS
                        For the year ended December 31, 1996
                                  (In millions)


                                      Progress                      Advanced    Mid-                                  Progress
                                       Capital   Progress Progress  Separation Continent Progress  Electric            Capital
                                       Holdings   Credit   Energy  TechnologiesLife Ins.Reinsurance  Fuels             Holdings
                                       Unconsol.  Corp.     Corp.      Inc.     Company  Co., Ltd.   Corp.    Elim.    Consol.
                                       -------   -------   -------   ---------- -------   --------- -------  -------    -------

BALANCE AT BEGINNING OF YEAR              146.3     (50.5)    (2.4)       (2.5)    78.4       (3.2)   101.8    (121.6)    146.3
   Net Income (loss)                        (5.0)    (30.0)    (1.4)        3.3      1.9       (0.1)     1.9     $24.4      (5.0)
   Cash dividends                          (26.9)      0.0      0.0         0.0      0.0        0.0    (13.2)     13.2     (26.9)
   Stock dividend - Echelon Corporation   (170.9)     80.5      0.0         0.0      0.0        0.0      0.0     (80.5)   (170.9)
   Sale of Business                          0.0       0.0      0.0        (0.8)     0.0        0.0      0.0       0.8       0.0
                                         -------   -------   -------   ---------  -------   --------- -------  -------   -------
BALANCE AT END OF YEAR                   ($56.5)      0.0    ($3.8)        0.0    $80.3      ($3.3)   $90.5   ($163.7)   ($56.5)
                                         =======   =======   =======   =========  =======   ========  =======  =======   =======